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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): September 10, 2007

                        Global Pari-Mutual Serivces, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


            Nevada                     000-32509                 88-0396452
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(State or other jurisdiction of       (Commission              (IRS Employer
incorporation or organization)        File Number)          Identification No.)


       2533 North Carson Street
         Carson City, Nevada                                 89706
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(Address of Principal Executive Offices)                  (Zip Code)


               Registrant's Telephone Number, Including Area Code:
                                 (415) 302-8621
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                                      N/A
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        (Former name, former address, and formal fiscal year, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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Item 7.01, and 8.01  Regualtion FD Disclosure, Other Events

Effective September 10, 2007 Global Pari-Mutuel Services, Inc. received approval from NASDAQ to trade its common shares on the NASDAQ "Bulletin Board" under the symbol "GPRM". Global Pari-Mutuel Services, Inc's. common shares previously traded on the "Pink Sheets" under the symbol "GPRM".




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              Global Pari-mutuel Services, Inc.



Dated:  September 14, 2007                    By /s/ James A. Egide
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                                                 James A. Egide
                                                 Chief Executive Officer